================================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

                      February 5, 1999 (January 29, 1999)


                            MERITOR AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                       1-13093                  38-3354643
(State or other                 (Commission              (IRS Employer
jurisdiction of                 File Number)             Identification No.)
incorporation)


  2135 West Maple Road, Troy, Michigan               48084-7186
   (Address of principal executive offices)           (Zip code)



Registrant's telephone number, including area code:    (248) 435-1000






================================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

                  On January 29, 1999, Meritor Automotive, Inc. ("Meritor") and certain of its wholly-owned subsidiaries completed the acquisition (the "Acquisition") of substantially all the assets and liabilities of the Heavy Vehicle Braking Systems business (the "Acquired Business") of LucasVarity plc, a public limited company organized under the laws of England ("LucasVarity"), pursuant to the terms of an Umbrella Agreement dated as of November 22, 1998 (the "Acquisition Agreement") among Meritor and certain of its subsidiaries and LucasVarity and certain of its subsidiaries, which is filed as Exhibit 2.1 hereto, and various related implementing agreements. The purchase price was US$390,000,000, subject to certain post-closing adjustments as provided in the Acquisition Agreement, and was arrived at as a result of arms-length negotiations between Meritor and LucasVarity. The Acquired Business, with manufacturing plants in the United States and the United Kingdom, manufactures a variety of brake system components for commercial vehicles including air disc brakes, hubs, drums and hydraulic brakes. Meritor currently intends to continue the operations of the Acquired Business and to utilize the assets thereof in such operations.

                  The Acquisition was financed in part by borrowings under a new 364-day $300 million senior unsecured acquisition term loan facility provided pursuant to a Credit Agreement dated as of January 15, 1999 among Meritor, UBS AG, Stamford Branch, as administrative agent, Warburg Dillon Read LLC, as arranger, NBD Bank, as documentation agent, and certain other lenders, which is filed as Exhibit 99.1 hereto. The $90 million balance of the purchase price was paid with borrowings under Meritor's existing $1 billion senior unsecured revolving credit facility.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.


(c) Exhibits.

         2.1 Umbrella Agreement dated as of November 22, 1998 among Lucas Industries plc and others, Meritor Heavy Vehicle Braking Systems (UK) Limited and others, Meritor and LucasVarity. Omitted schedules and exhibits, which are listed in the table of contents to the Umbrella Agreement, will be provided supplementally to the Securities and Exchange Commission upon request.

         99.1 Credit Agreement dated as of January 15, 1999 among Meritor, UBS AG, Stamford Branch, as administrative agent, Warburg Dillon Read LLC, as arranger, NBD Bank, as documentation agent, and others.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              MERITOR AUTOMOTIVE, INC.
                                                    (Registrant)




                                              By  /s/ David W. Greenfield
                                                -------------------------
                                                  David W. Greenfield
                                                  Senior Vice President,
                                                  General Counsel and
                                                  Secretary


Dated:  February 5, 1999

                                  EXHIBIT INDEX


Exhibit                     Description                           Sequentially
Number                      -----------                             Numbered
------                                                                Page
                                                                      ----

 2.1     Umbrella Agreement dated as of November 22, 1998 among
         Lucas Industries plc and others, Meritor Heavy Vehicle
         Braking Systems (UK) Limited and others, Meritor and
         LucasVarity.

 99.1    Credit Agreement dated as of January 15, 1999 among
         Meritor, UBS AG, Stamford Branch, as administrative agent, Warburg Dillon Read LLC, as arranger, NBD Bank, as documentation agent, and others.